Exhibit 99.1

November 2006

Dear Shareholder:

We are pleased to provide you with this financial report for the third quarter of 2006 for Inland Retail Real Estate Trust, Inc. (“Inland Retail”).

As previously announced, we entered into a merger agreement with Developers Diversified Realty Corporation (“DDR”) on October 20, 2006. Under this agreement, DDR will acquire the outstanding shares of Inland Retail for $14.00 per share.  DDR may elect to issue up to $4.00 per share of the total merger consideration in the form of DDR common stock.  We will provide more information as it becomes available.

Shareholders should receive a proxy statement soon which details both the merger and the procedure for voting on the transaction. Upon receipt of shareholders’ approval, it is anticipated that this transaction will close during the first quarter of 2007.

We wish you and your family a very happy and healthy holiday season. If you have questions regarding this report or your investment, please contact your Investment Representative or Inland Retail Investor Relations at (800) 348-9192.

Sincerely,
INLAND RETAIL REAL ESTATE TRUST, INC.

Barry L. Lazarus
Chief Executive Officer and President

Please see the reverse side of this page for important information.

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Developers Diversified, IRRETI and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This letter does not constitute an offer of any securities for sale. In connection with the proposed transaction, Developers Diversified and IRRETI expect to file a proxy statement/ prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Developers Diversified and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Developers Diversified and IRRETI with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Developers Diversified and IRRETI by directing such request to:  Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

Developers Diversified and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IRRETI in connection with the merger. Information about Developers Diversified and its directors and executive officers, and their ownership of Developers Diversified securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Developers Diversified, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.